UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-35015	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA	17325
(Address of principal executive offices)	(Zip Code)

     717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $2.50 par value per share	ACNB	The NASDAQ Stock Market, LLC

CURRENT REPORT ON FORM 8-K

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, David W. Cathell, Executive Vice President/Treasurer & Chief Financial Officer (principal financial officer) of ACNB Corporation (the “Corporation”), notified the Corporation of his intention to retire from all of his positions with the Corporation and its subsidiaries effective the close of business on May 31, 2022. On January 7, 2022, the Corporation announced that Jason H. Weber had been selected as the successor to Mr. Cathell and he then joined the Corporation and its wholly-owned subsidiary, ACNB Bank (the “Bank”), as Executive Vice President/Finance effective January 31, 2022, for the period until Mr. Cathell’s retirement. Upon his hiring, Mr. Weber’s Employment Agreement, dated January 31, 2022, was then filed by the Corporation as an exhibit to the Current Report on Form 8-K dated February 4, 2022.

Effective June 1, 2022, following Mr. Cathell’s retirement on May 31, 2022, Mr. Weber was elected as Executive Vice President/Treasurer & Chief Financial Officer (principal financial officer) of the Corporation and the Bank. Mr. Weber, age 47, previously served as Executive Vice President and Chief Financial Officer for Atlantic Community Bankers Bank in Camp Hill, Pennsylvania, since June 2020. Prior to that, he served as director of corporate development and financial planning and analysis at Fulton Financial Corporation in Lancaster, Pennsylvania. Mr. Weber does not have any relationships requiring disclosure under Item 401(d) of Regulation S-K or any interests requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Weber as the Corporation’s new Chief Financial Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	ACNB Corporation Press Release dated June 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: June 7, 2022	/s/ Lynda L. Glass
Lynda L. Glass Executive Vice President/
Secretary & Chief Governance Officer